Exhibit 99.2

Medical Properties Trust

FIRST QUARTER 2015

Supplemental Information

MEDICALPROPERTIESTRUST.COM

TABLE OF CONTENTS

COMPANY OVERVIEW

Company Information 3

FINANCIAL INFORMATION

Reconciliation of Net Income to Funds from Operations 5

Debt Summary 6

Debt Maturity Schedule 7

PORTFOLIO INFORMATION

Lease Maturity Schedule 8

Investments and Revenue by Asset Type, Operator, State and Country 9

Acquisitions and Summary of Development Projects 12

FINANCIAL STATEMENTS

Consolidated Statements of Income 13

Consolidated Balance Sheets 14

Detail of Other Assets 15

FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: the satisfaction of all conditions to, and the timely closing (if at all) of the Median sale-leaseback transactions; the Company financing of the transactions described herein; the capacity of Median and the Company’s other tenants to meet the terms of their agreements; Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

Q1 2015 | SUPPLEMENTAL INFORMATION

2

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW

Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.

OFFICERS

Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer

Emmett E. McLean Executive Vice President, Chief Operating Officer, Treasurer and Secretary Frank R. Williams, Jr. Senior Vice President, Senior Managing Director—Acquisitions

BOARD OF DIRECTORS

Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Robert. E. Holmes, Ph.D. Sherry A. Kellett William G. McKenzie L. Glenn Orr, Jr. D. Paul Sparks, Jr.

CORPORATE HEADQUARTERS

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242

(205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com

Q1 2015 | SUPPLEMENTAL INFORMATION

3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman | *Director - Investor Relations*
(205) 397-8589
tberryman@medicalpropertiestrust.com

MPW LISTED NYSE

CAPITAL MARKETS

Charles Lambert | *Managing Director - Capital Markets*
(205) 397-8897
clambert@medicalpropertiestrust.com

TRANSFER AGENT

American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's – Ba1
Standard & Poor's – BBB-


HIGHER
ACUTE CARE HOSPITALS
LONG-TERM ACUTE CARE HOSPITALS
INPATIENT REHABILITATION FACILITIES
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE
INTENSITY OF CARE
LOWER

CONTINUUM OF CARE

MEDICAL PROPERTIES TRUST FOCUSES ON THE MOST CRITICAL COMPONENTS OF HEALTHCARE DELIVERY.

- ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS
- LONG-TERM ACUTE CARE HOSPITALS
- INPATIENT REHABILITATION FACILITIES
- NURSING HOMES
- ASSISTED LIVING
- HOME HEALTH CARE

MPT facility types shown in green.

Q1 2015 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)
(Amounts in thousands except per share data)

	For the Three Months Ended	
	March 31, 2015	March 31, 2014
FFO INFORMATION:		
Net income attributable to MPT common stockholders	$ 35,897	$ 7,241
Participating securities' share in earnings	(266)	(209)
Net income, less participating securities' share in earnings	**$ 35,631**	**$ 7,032**
Depreciation and amortization	14,756	13,690
Funds from operations	**$ 50,387**	**$ 20,722**
Write-off straight line rent	-	950
Impairment charges	-	20,496
Acquisition costs	6,239	512
Unutilized financing fees / debt refinancing costs	238	-
Normalized funds from operations	**$ 56,864**	**$ 42,680**
Share-based compensation	2,603	2,043
Debt costs amortization	1,377	1,049
Additional rent received in advance[(A)]	(300)	(300)
Straight-line rent revenue and other	(6,332)	(4,703)
Adjusted funds from operations	**$ 54,212**	**$ 40,769**
PER DILUTED SHARE DATA:		
Net income, less participating securities' share in earnings	$ 0.17	$ 0.04
Depreciation and amortization	0.08	0.09
Funds from operations	**$ 0.25**	**$ 0.13**
Write-off straight line rent	-	0.01
Impairment charges	-	0.12
Acquisition costs	0.03	-
Unutilized financing fees / debt refinancing costs	-	-
Normalized funds from operations	**$ 0.28**	**$ 0.26**
Share-based compensation	0.01	0.01
Debt costs amortization	0.01	0.01
Additional rent received in advance[(A)]	-	-
Straight-line rent revenue and other	(0.03)	(0.03)
Adjusted funds from operations	**$ 0.27**	**$ 0.25**

(A) Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q1 2015 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of March 31, 2015)

($ amounts in thousands)

Debt Instrument Rate Type Rate Balance

2016 Unsecured Notes Fixed 5.59% (1) $ 125,000

Northland – Mortgage Capital Term Loan Fixed 6.20% 13,611

2018 Credit Facility Revolver Variable 1.40%–1.58% (2) 301,655

2019 Term Loan Variable 1.83% 125,000

5.75% Notes Due 2020 (Euro) Fixed 5.75% (3) 214,620

6.875% Notes Due 2021 Fixed 6.88% 450,000

6.375% Notes Due 2022 Fixed 6.38% 350,000

5.5% Notes Due 2024 Fixed 5.50% 300,000

$ 1,879,886

Debt Premium 2,433

Weighted average rate 5.16% $ 1,882,319

Rate Type as Percentage of Total Debt

Variable 22.7%

Fixed 77.3%

(1) Represents the weighted-average rate for four tranches of the Notes at March 31, 2015, factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

(2) At March 31, 2015, this represents a $1.025 billion unsecured revolving credit facility with spreads over LIBOR ranging from 0.95% to 1.75%.

(3) Represents 200 million of bonds issued in EUR and converted to USD at March 31, 2015. Q1 2015 | SUPPLEMENTAL INFORMATION

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

(as of March 31, 2015)

($ amounts in thousands)

Debt Instrument	2015	2016	2017	2018	2019	Thereafter
2016 Unsecured Notes	$ -	$ 125,000	$ -	$ -	$ -	$ -
Northland – Mortgage Capital Term Loan	211	299	320	12,781	-	-
2018 Credit Facility Revolver	-	-	-	301,655	-	-
2019 Term Loan	-	-	-	-	125,000	-
5.75% Notes Due 2020 (Euro)	-	-	-	-	-	214,620
6.875% Notes Due 2021	-	-	-	-	-	450,000
6.375% Notes Due 2022	-	-	-	-	-	350,000
5.5% Notes Due 2024	-	-	-	-	-	300,000
	$ 211	$ 125,299	$ 320	$ 314,436	$ 125,000	$ 1,314,620


$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$-
$211
$125,299
$320
$314,436
$125,000
$1,314,620
2015
2016
2017
2018
2019
Thereafter
2016 Unsecured Notes
Northland – Mortgage Capital Term Loan
2018 Credit Facility Revolver
2019 Term Loan
5.75% Notes Due 2020 (Euro)
6.875% Notes Due 2021
6.375% Notes Due 2022
5.5% Notes Due 2024

Q1 2015 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE MATURITY SCHEDULE

(as of March 31, 2015) ($ amounts in thousands)

Years of Lease Maturities (1) Total Leases Base Rent (2) Percent of Total

Base Rent

2015 — $ — -

2016 1 2,250 0.9%

2017 — — -

2018 1 2,020 0.8%

2019 8 6,547 2.5%

2020 1 1,061 0.4%

2021 3 14,244 5.5%

2022(3) 12 37,955 14.7%

2023 4 12,029 4.6%

2024 1 2,478 1.0%

Thereafter 87 179,887 69.6%

118 ## $ 258,471 100.0%

Percentageo f Total Base Rent

80%

69.6%

70% 60% 50% 40% 30%

20% 14.7%

10% 5.5% 4.6%

0.9% 2.5% 1.0%

— — 0.8% 0.4%

0%

(1) Excludes 13 of our properties that are under development. Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2) Represents base rent on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

(3) 95% of the 2022 maturities are under a Master Lease with Prime Healthcare; Master Lease renewal options are for all properties or none of them.

Q1 2015 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY ASSET TYPE

(as of March 31, 2015)

($ amounts in thousands)

Asset Types Total Percentage of Total Percentage of

Assets Gross Assets Revenue Total Revenue

General Acute Care Hospitals (A) $ 2,128,144 52.7% $ 53,921 56.2%

Rehabilitation Hospitals 1,178,582 29.2% 28,466 29.7%

Long-Term Acute Care Hospitals 457,644 11.3% 13,442 14.0%

Wellness Centers 15,625 0.4% 132 0.1%

Other assets 259,683 6.4% — -

Total $ 4,039,678 100.0% $ 95,961 100.0%

Accumulated depreciation and amortization (216,629)

Total assets $ 3,823,049

Investments by Asset Type Revenue by Asset Type

0.1%

0.4%

General Acute Care

6.4% Hospitals 14.0% 11.3%

Rehabilitation Hospitals

52.7% Long-Term Acute Care

Hospitals 29.7% 56.2%

29.2% Wellness Centers

Other assets

(A) Includes three medical office buildings.

Q1 2015 | SUPPLEMENTAL INFORMATION 9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY OPERATOR

(as of March 31, 2015)

($ amounts in thousands)

Operators Total Percentage of Total Percentage of

Assets Gross Assets Revenue Total Revenue

Prime Healthcare $ 900,216 22.3% $ 24,021 25.0%

Ernest Health, Inc. 504,990 12.5% 14,700 15.3%

MEDIAN 422,409 10.4% 9,139 9.5%

IASIS Healthcare 347,612 8.6% 6,929 7.2%

RHM 252,782 6.3% 6,071 6.4%

22 operators 1,351,986 33.5% 35,101 36.6%

Other assets 259,683 6.4% — -

Total 4,039,678 100.0% $ 95,961 100.0%

Accumulated depreciation and amortization (216,629)

Total assets $ 3,823,049

Investments by Operator Revenue by Operator

Prime Healthcare

6.4%

22.3% 25.0%

Ernest Health, Inc.

36.6%

MEDIAN

33.5%

12.5% IASIS Healthcare

15.3%

RHM

6.4% 10.4%

6.3% 22 operators 7.2% 9.5%

8.6%

Other assets

Q1 2015 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY U.S. STATE AND COUNTRY

(as of March 31, 2015)

($ amounts in thousands)

U.S. States and Other Countries	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Texas	$818,980	20.3%	$21,016	21.9%
California	547,095	13.6%	16,539	17.3%
New Jersey	237,388	5.9%	3,841	4.0%
Missouri	210,921	5.2%	3,080	3.2%
Arizona	206,391	5.1%	5,024	5.2%
22 Other States	1,022,168	25.3%	30,169	31.4%

United States	3,042,943	75.4%	79,669	83.0%
Germany	695,191	17.2%	15,210	15.9%
U.K.	41,861	1.0%	1,082	1.1%

International	737,052	18.2%	16,292	17.0%
Other assets	259,683	6.4%

Total	4,039,678	100.0%	$95,961	100.0%

Accumulated depreciation and amortization	(216,629)

Total assets	$3,823,049

Q1 2015 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

ACQUISITIONS FOR THE THREE MONTHS ENDED MARCH 31, 2015

($ amounts in thousands)

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Weslaco Regional Rehabilitation Hospital	Weslaco, TX	Inpatient Rehabilitation Hospital	Acquisition	$15,700
St. Joseph Medical Center	Kansas City, MO	Acute Care Hospital	Acquisition	80,000
St. Mary’s Medical Center	Blue Springs, MO	Acute Care Hospital	Acquisition	30,000

Total Investments / Commitments				$125,700

SUMMARY OF DEVELOPMENT PROJECTS AS OF MARCH 31, 2015

($ amounts in thousands)

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 3/31/2015	Estimated Completion Date
UAB Medical West	Hoover, AL	Acute Care Hospital & MOB	Medical West, an affiliate of UAB	$8,653	$5,853	2Q 2015
First Choice ER - Chandler	Chandler, AZ	Acute Care Hospital	Adeptus Health	5,049	2,502	2Q 2015
First Choice ER - Converse	Converse, TX	Acute Care Hospital	Adeptus Health	5,754	4,311	2Q 2015
First Choice ER - Denver 48th	Denver, CO	Acute Care Hospital	Adeptus Health	5,123	1,174	2Q 2015
First Choice ER - Aurora	Aurora, CO	Acute Care Hospital	Adeptus Health	5,273	21	3Q 2015
First Choice ER - Carrollton	Carrollton, TX	Acute Care Hospital	Adeptus Health	35,820	23,458	3Q 2015
First Choice ER - Conroe	Houston, TX	Acute Care Hospital	Adeptus Health	6,110	1,668	3Q 2015
First Choice ER - Gilbert	Gilbert, AZ	Acute Care Hospital	Adeptus Health	6,500	2,481	3Q 2015
First Choice ER - Glendale	Glendale, AZ	Acute Care Hospital	Adeptus Health	4,824	564	3Q 2015
First Choice ER - McKinney	McKinney, TX	Acute Care Hospital	Adeptus Health	4,750	1,002	3Q 2015
First Choice ER - Victory Lakes	Houston, TX	Acute Care Hospital	Adeptus Health	4,939	554	3Q 2015
First Choice ER - Vintage Preserve	Houston, TX	Acute Care Hospital	Adeptus Health	45,961	5,678	3Q 2016
First Choice Emergency Rooms	Various	Acute Care Hospital	Adeptus Health	13,448	—

				$152,204	$49,266

Q1 2015 | SUPPLEMENTAL INFORMATION 12

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands except per share data)

(Unaudited)

For the Three Months Ended

March 31, 2015 March 31, 2014

Revenues

Rent billed $ 53,100 $ 42,957

Straight-line rent 4,728 2,148

Income from direct financing leases 12,555 12,215

Interest and fee income 25,578 15,769

Total revenues 95,961 73,089

Expenses

Real estate depreciation and amortization 14,756 13,690

Impairment charges — 20,496

Property-related 351 738

Acquisition expenses 6,239 512

General and administrative 10,905 8,959

Total operating expenses 32,251 44,395

Operating income 63,710 28,694

Interest and other income (expense) (27,359) (21,442)

Income tax (expense) benefit (375) 57

Income from continuing operations 35,976 7,309

Income (loss) from discontinued operations — (2)

Net income 35,976 7,307

Net income attributable to non-controlling interests (79) (66)

Net income attributable to MPT common stockholders $ 35,897 $ 7,241

Earnings per common share – basic:

Income from continuing operations $ 0.18 $ 0.04

Income from discontinued operations — -

Net income attributable to MPT common stockholders $ 0.18 $ 0.04

Earnings per common share – diluted:

Income from continuing operations $ 0.17 $ 0.04

Income from discontinued operations — -

Net income attributable to MPT common stockholders $ 0.17 $ 0.04

Dividends declared per common share $ 0.22 $ 0.21

Weighted average shares outstanding – basic 202,958 163,973

Weighted average shares outstanding – diluted 203,615 164,549

Q1 2015 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands except per share data)

March 31, 2015 December 31, 2014

(unaudited)

ASSETS

Real estate assets

Land, buildings and improvements, and intangible lease assets $ 2,237,758 $ 2,149,612

Construction in progress and other 49,266 23,163

Net investment in direct financing leases 453,423 439,516

Mortgage loans 437,591 397,594

Gross investment in real estate assets 3,178,038 3,009,885

Accumulated depreciation and amortization (216,629) (202,627)

Net investment in real estate assets 2,961,409 2,807,258

Cash and cash equivalents 33,548 144,541

Interest and rent receivables 40,464 41,137

Straight-line rent receivables 63,590 59,128

Other assets 724,038 695,272

Total Assets $ 3,823,049 $ 3,747,336

LIABILITIES AND EQUITY

Liabilities

Debt, net $ 1,882,319 $ 2,201,654

Accounts payable and accrued expenses 111,187 112,623

Deferred revenue 25,362 27,207

Lease deposits and other obligations to tenants 8,480 23,805

Total liabilities 2,027,348 2,365,289

Equity

Preferred stock, $0.001 par value. Authorized 10,000 shares;

no shares outstanding — -

Common stock, $0.001 par value. Authorized 250,000 shares;

issued and outstanding—207,731 shares at March 31, 2015

and 172,743 shares at December 31, 2014 207 172

Additional paid in capital 2,248,137 1,765,381

Distributions in excess of net income (371,459) (361,330)

Accumulated other comprehensive income (loss) (80,922) (21,914)

Treasury shares, at cost (262) (262)

Total Equity 1,795,701 1,382,047

Total Liabilities and Equity $ 3,823,049 $ 3,747,336

Q1 2015 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

DETAIL OF OTHER ASSETS AS OF MARCH 31, 2015

($ amounts in thousands)

Operator	Investment	Annual Interest Rate	YTD Ridea Income(3)	Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan(1)	$9,746	10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital	5,234	9.50%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	5,619	11.36%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
Alecto working capital	16,680	11.12%		Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	11,037	10.40%		Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	9,250	9.26%		Secured and cross-defaulted with real estate and guaranteed by Parent
Other	5,432

	62,998
Operating Loans
Ernest Health, Inc.(2)	93,200	15.00%	$3,724	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,352		54	Secured and cross-defaulted with real estate and guaranteed by Parent

	96,552		3,778
MEDIAN investments(4)	471,400
Equity investments	14,831		103
Deferred debt financing costs	33,383			Not applicable
Lease and cash collateral	3,313			Not applicable
Other assets(5)	41,561			Not applicable

Total	$724,038		$3,881

(1)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(2)	Cash rate is 10% effective March 1, 2014.
(3)	Income earned on operating loans is reflected in the interest income line of the income statement.
(4)	Includes loans and equity investment.
(5)	Includes prepaid expenses, office property and equipment and other.

Q1 2015 | SUPPLEMENTAL INFORMATION 15

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com

Contact:

Charles Lambert, Managing Director—Capital Markets

(205) 397-8897 or clambert@medicalpropertiestrust.com or Tim Berryman, Director—Investor Relations

(205) 397-8589 or tberryman@medicalpropertiestrust.com